Non-controlling shareholders	12 Months Ended
Dec. 31, 2022
Non controlling shareholders [Abstract]
Non-controlling shareholders
Note 18. Non-controlling shareholders
The interest attributable to non-controlling shareholders was calculated based on the percentage of 50% on the total shareholders equity of Tradimus.
Set out below is summarized financial information for NCI that are material to the Group:

Summarised statement of financial position	Tradimus
	2022	2021

Current assets	5,677	4,529
Current liabilities	(1,006)	(464)
Current net assets	4,671	4,065

Non-current assets	6,280	9,987
Non-current liabilities	(2,660)	(2,478)
Non-current net assets	3,620	7,509

Net assets	8,291	11,574

Accumulated NCI	4,146	5,787

Summarised statement of comprehensive income	Tradimus
	2022	2021

Revenue	3,016	2,220
Profit / (loss) for the year	2,876	(979)

Loss allocated to NCI	(1,438)	(360)
Transactions with non-controlling interests
Tradimus
•On December 30, 2020, Tradimus and Excella Gestão de Saúde Population Ltda. (“Excella”), a subsidiary of Caledonia S.A., a third-party health service management company, entered into a contract pursuant to which Excella undertook the obligation to invest at the minimum R$10.0 million in Tradimus, subject to the fulfillment of certain conditions. On March 5, 2021, this investment was approved by the Brazilian antitrust regulator. On May 26, 2021, Excella became a shareholder of Tradimus, holding a 50.0% stake, thus effectively diluting Semantix’s stake in Tradimus. As of December 31, 2021, the Group has received R$5.0 million which correspond to the 50% of the total investment. The remaining 50% will be received in 2022 as agreed by the Group and Excella.